APPENDIX A

DISTRIBUTION PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes	Maximum Rule 12b-1 Fee
Absolute Return Fund Class C Class R	0.75 0.25
Adjustable Rate Government Fund Class C	0.75
Asia Pacific Fund Class C	0.75
Asset Allocation Fund Class C Class R	0.75 0.25
C&B Large Cap Value Fund Class C	0.75
C&B Mid Cap Value Fund Class C	0.75
California Limited-Term Tax-Free Fund Class C	0.75
California Tax-Free Fund Class C	0.75
Capital Growth Fund Class C	0.75
Colorado Tax-Free Fund[1] Class C	0.75
Common Stock Fund Class C	0.75
Core Bond Fund Class C Class R	0.75 0.25
Core Plus Bond Fund Class C	0.75
Disciplined U.S. Core Fund Class C Class R	0.75 0.25
Discovery Fund Class C	0.75
Diversified Capital Builder Fund Class C	0.75
Diversified Equity Fund Class C	0.75
Diversified Income Builder Fund Class C	0.75
Diversified International Fund Class C	0.75
Dynamic Target Today Fund Class C	0.75
Dynamic Target 2015 Fund Class C	0.75
Dynamic Target 2020 Fund Class C	0.75
Dynamic Target 2025 Fund Class C	0.75
Dynamic Target 2030 Fund Class C	0.75
Dynamic Target 2035 Fund Class C	0.75
Dynamic Target 2040 Fund Class C	0.75
Dynamic Target 2045 Fund Class C	0.75
Dynamic Target 2050 Fund Class C	0.75
Dynamic Target 2055 Fund Class C	0.75
Dynamic Target 2060 Fund Class C	0.75
Emerging Growth Fund Class C	0.75
Emerging Markets Equity Fund Class C	0.75
Emerging Markets Equity Income Fund Class C Class R	0.75 0.25
Endeavor Select Fund Class C	0.75
Enterprise Fund Class C	0.75
Global Small Cap Fund Class C	0.75
Government Money Market Fund Sweep Class	0.35
Government Securities Fund Class C	0.75
Growth Balanced Fund Class C	0.75
Growth Fund Class C	0.75
High Yield Bond Fund Class C	0.75
High Yield Municipal Bond Fund Class C	0.75
Index Asset Allocation Fund Class C	0.75
Index Fund Class C	0.75
Intermediate Tax/AMT-Free Fund Class C	0.75
International Bond Fund Class C	0.75
International Equity Fund Class C Class R	0.75 0.25
International Value Fund Class C	0.75
Intrinsic Small Cap Value Fund Class C	0.75
Intrinsic Value Fund Class C Class R	0.75 0.25
Intrinsic World Equity Fund Class C	0.75
Large Cap Core Fund Class C Class R	0.75 0.25
Large Cap Growth Fund Class C Class R	0.75 0.25
Large Company Value Fund Class C	0.75
Low Volatility U.S. Equity Fund Class C	0.75
Managed Account CoreBuilder Shares Series M	0.00
Minnesota Tax-Free Fund Class C	0.75
Moderate Balanced Fund Class C	0.75
Money Market Fund Class C	0.75
Municipal Bond Fund Class C	0.75
North Carolina Tax-Free Fund[2] Class C	0.75
Omega Growth Fund Class C Class R	0.75 0.25
Opportunity Fund Class C	0.75
Pennsylvania Tax-Free Fund Class C	0.75
Precious Metals Fund Class C	0.75
Premier Large Company Growth Fund Class C	0.75
Real Return Fund Class C	0.75
Short Duration Government Bond Fund Class C	0.75
Short-Term Bond Fund Class C	0.75
Short-Term High Yield Bond Fund Class C	0.75
Short-Term Municipal Bond Fund Class C	0.75
Small Cap Core Fund[3] Class C	0.75
Small Cap Value Fund Class C	0.75
Small Company Growth Fund Class C	0.75
Small Company Value Fund Class C	0.75
Specialized Technology Fund Class C	0.75
Special Mid Cap Value Fund Class C Class R	0.75 0.25
Special Small Cap Value Fund Class C Class R	0.75 0.25
Strategic Income Fund Class C	0.75
Strategic Municipal Bond Fund Class C	0.75
Target Today Fund Class C Class R	0.75 0.25
Target 2010 Fund Class C Class R	0.75 0.25
Target 2015 Fund Class R	0.25
Target 2020 Fund Class C Class R	0.75 0.25
Target 2025 Fund Class R	0.25
Target 2030 Fund Class C Class R	0.75 0.25
Target 2035 Fund Class R	0.25
Target 2040 Fund Class C Class R	0.75 0.25
Target 2045 Fund Class R	0.25
Target 2050 Fund Class C Class R	0.75 0.25
Target 2055 Fund Class R	0.25
Target 2060 Fund Class C Class R	0.75 0.25
Traditional Small Cap Growth Fund Class C	0.75
Treasury Plus Money Market Fund Sweep Class	0.35
Ultra Short-Term Income Fund Class C	0.75
Ultra Short-Term Municipal Income Fund Class C	0.75
Utility and Telecommunications Fund Class C	0.75
WealthBuilder Conservative Allocation Fund Class C	0.75
WealthBuilder Equity Fund Class C	0.75
WealthBuilder Growth Allocation Fund Class C	0.75
WealthBuilder Growth Balanced Fund Class C	0.75
WealthBuilder Moderate Balanced Fund Class C	0.75
Wisconsin Tax-Free Fund Class C	0.75
100% Treasury Money Market Fund Sweep Class	0.35

Appendix A amended:  November 9, 2018

1On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Colorado Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the reorganization will occur on or about March 15, 2019.

2On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the North Carolina Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the reorganization will occur on or about March 15, 2019.

3On October 25, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Small Cap Core Fund, effective December 14, 2018.